LCI Industries Q3 2021 Earnings Conference Call November 2, 2021 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, adjusted EBITDA, and net debt to EBITDA leverage. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

Third Quarter 2021 Highlights Record Net Sales ■ Posted a record $1.2 billion in net sales during the third quarter ■ 1% year-over-year decline in Adjusted EBITDA for the third quarter as price adjustments lag cost inflation Growth driven by consisent execution to meet record consumer demand Growth Across All Markets ■ Achieved double-digit growth across all markets ■ Substantially grew content per unit for both towables and motorhome RVs Strategic Acquisition ■ Completed strategic acquisition of Furrion, a premier innovator and supplier of a broad array of appliances and other highly engineered components for RV OEMs and aftermarket Issued Quarterly Dividend ■ Declared quarterly dividend of $0.90 per share, totaling $22.7 million 3

FURRION ACQUISITION Aligns with LCI's diversification strategy to continue driving outperformance Overview ■ Acquired Furrion, a leading distributor of a large range of appliances and other products to OEM and aftermarket customers ■ Strong management and R&D teams with international footprint and deep focus on innovation ■ Forecasted 2021 sales of $230 million ■ Brings exposure to $1.5B addressable market in North America ■ Enables further expansion into European and Australian recreation markets 4 Completed acquisition of Furrion Holdings, Ltd

RV OEM Growth Drivers & Trends RV OEM Key Drivers • Heightened retail demand continued throughout the third quarter, driven by ongoing secular tailwinds bringing new consumers into RV space • North American RV OEM revenues up 43% YoY Organic Growth Expectations • Executing plans to add capacity through automation, lean manufacturing initiatives to drive increased production • Current 2021 RVIA forecast of 580,000 units implies 35% increase over 2020 production as dealers continue to restock RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q11 8 Q21 8 Q31 8 Q41 8 Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $3,786 for Q3 2021 (LTM basis) • Increase of 10% over the comparable prior year period 5

International ■ Q3 2021 sales up 47% YoY ■ Demand in European markets remains strong, supported by similar secular trends driving U.S. growth ■ U.S. adoption of popular European products supporting content-per-unit growth Aftermarket ■ Q3 2021 sales up 18% YoY ■ Growth supported by heightened retail demand as record number of new units begin to enter replacement and upgrade cycle ■ Enhancing customer experience through engagement initiatives including Lippert Scouts, Campground Project EXPANDING MARKETS Segment growth supported by increased demand across multiple segments Adjacent Markets ■ Q3 2021 sales up 55% YoY ■ Demand remains strong due to similar drivers propelling RV OEM and aftermarket segments ■ Launched Marine customer experience initiatives to provide similar resources currently extended to RV users 6

INNOVATIVE LEADERSHIP Leveraging our culture of innovation and technology: Our innovative culture brings technologically advanced products to a new generation of campers, enhancing the RV experience and driving the success of our platforms Safety & Security Monitoring & Control Connected & Digital Comfort & Convenience 7

GROWTH STRATEGY Growth progressed by innovation and demand Allocating Capital to Areas with the Highest Growth Return • Investment in the business, with focus on automation projects • Reduce leverage • Return capital to shareholders • Execute strategic acquisitions Integrating and Realizing Synergies from Recent Acquisitions • Remaining focused on realizing synergies from recent acquisitions as we continue integration, while preserving cash and paying down debt in near term • Maintaining a robust pipeline of M&A targets across all markets, open to small and strategic tuck-in acquisitions Leveraging Strengths to Win Market Share • Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering innovation • Consistent content per unit growth in the RV OEM industry • Unlocking cross-selling opportunities through new acquisitions 8

Operating Margin 11.4% 7.6% Third Quarter 2020 Third Quarter 2021 (in th ou sa nd s) Consolidated Net Income $68,347 $63,401 Third Quarter 2020 Third Quarter 2021 (in th ou sa nd s) Adjusted EBITDA* $119,388 $118,144 Third Quarter 2020 Third Quarter 2021 Headwinds including elevated freight, material, and labor costs impacting near-term profitability Q3 2021 FINANCIAL PERFORMANCE * Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $827,729 $1,165,309 Third Quarter 2020 Third Quarter 2021 Consolidated Net Sales by Market +44% RV OEM +55% Adjacent OEM +18% Aftermarket +47% International 9

As of and for the nine months ended September 30 LIQUIDITY AND CASH FLOW 2021 2020 Cash and Cash Equivalents $73M $68M Remaining Availability under Debt Facilities(1) $417M $461M Capital Expenditures $74M $29M Dividends $64M $52M Debt / Net Income (TTM) 4.3x 4.6x Net Debt/EBITDA (TTM) 2.2x(2) 2.0x(3) Cash from Operating Activities $12M $212M (1) Remaining availability under the debt facilities is subject to covenant restrictions and, in the case of $150 million of such availability, the lender's discretion. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,086M, less Cash of $73M, resulted in Net Debt of $1,014M at September 30, 2021, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $254M adding back Interest of $13M, Taxes of $80M, and Depreciation and Amortization of $105M), resulting in $453M EBITDA for the twelve months ended September 30, 2021. The GAAP debt / Net income ratio was $1,086M / $254M or 4.3x. (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $636M, less Cash of $68M, resulted in Net Debt of $568M at September 30, 2020, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $139M, adding back Interest of $13M, Taxes of $45M, and Depreciation and Amortization of $93M), resulting in $290M EBITDA for the twelve months ended September 30, 2020. The GAAP debt / Net income ratio was $636M / $139M or 4.6x. 10

Adjusted EBITDA Reconciliation of Non-GAAP Measures APPENDIX Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisitions of Ranch Hand and CURT during the three and nine months ended September 30, 2021 and 2020. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. Three Months Ended September 30, Nine months ended September 30, ($ in thousands) 2021 2020 2021 2020 Net Income $ 63,401 $ 68,347 $ 205,410 $ 109,747 Interest Expense, Net 4,667 1,948 10,844 10,843 Provision for Income Taxes 20,956 24,138 68,183 38,891 Depreciation and Amortization 28,941 24,567 80,211 73,366 EBITDA 117,965 119,000 364,648 232,847 Non-cash Charge for Inventory Fair Value Step-up 179 388 790 7,286 Adjusted EBITDA $ 118,144 $ 119,388 $ 365,438 $ 240,133 11

12